# Halozyme Therapeutics, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED: 150,000,000 COMMON SHARES, $0.001 PAR VALUE

**STATE OF INCORPORATION**
**DELAWARE**

SPECIMEN

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 40637H 10 9

***This Certifies That***

***Is The Owner Of***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE OF

**Halozyme Therapeutics, Inc.**

*transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.*

***In Witness Whereof,*** *the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.*

*Dated:*

SECRETARY

HALOZYME THERAPEUTICS, INC. CORPORATE SEAL NEVADA

PRESIDENT

*COUNTERSIGNED:*
**CORPORATE STOCK TRANSFER, INC.**
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By: ____________________
Transfer Agent and Registrar Authorized Officer

1961

# Halozyme Therapeutics, Inc.

**Corporate Stock Transfer, Inc.**
**Transfer Fee: As Required**

SPECIMEN

**Legend for Rights Plan**

**This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Halozyme Therapeutics, Inc. and Corporate Stock Transfer, as Rights Agent, dated as of May 4, [illegible], as the same may be amended from time to time (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of Halozyme Therapeutics, Inc.. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Halozyme Therapeutics, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to, or beneficially owned by or transferred to any Person who is or becomes an Acquiring Person (as such terms are defined in the Rights Agreement) or an Associate or Affiliate (as such terms are defined in the Rights Agreement) thereof and certain transferees thereof will be null and void and will no longer be transferable.**

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT ............ Custodian for ............
(Cust.) (Minor)
under Uniform Gifts to Minors
Act of ..............................
(State)

**Additional abbreviations may also be used though not in the above list.**

For value received ............................ hereby sell, assign and transfer unto

**PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE**

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**Please print or type name and address of assignee**

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.............................................................................. Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ........................ 20 ..............

SIGNATURE GUARANTEED:

X_______________________________________

X_______________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.